License Agreement with Aposense, Ltd.	6 Months Ended
Jun. 30, 2020
License Agreement With Aposense Ltd.
License Agreement with Aposense, Ltd.

Note 11 – License Agreement with Aposense, Ltd.

On May 24, 2020 we executed a condition precedent License Agreement (“Aposense Agreement”) with Aposense under which they will provide us with an exclusive worldwide license (excluding China) to research, develop and commercialize products comprising or containing PCS11T. The grant of license is conditioned on the following being satisfied within 9 months of May 24, 2020 (or the Aposense Agreement shall terminate): (i) our closing of an equity financing and successful up-listing to Nasdaq and (ii) Aposense obtaining the approval of the Israel Innovation Authority for the consummation of the transactions contemplated by the Aposense Agreement. Within five business days of satisfying the conditions, we must issue Aposense a number of shares of common stock determined by dividing $2.5 million by the price per share paid by such investors in equity financing. Such shares will be subject to a lock-up, with 40% of such shares released from such lock up after six months and the remaining two 30% tranches to be released upon completion of the next two subsequent quarters. As additional consideration, we will pay Aposense development and regulatory milestone payments (up to $3.0 million per milestone) upon the achievement of certain milestones, which primarily consist of having a drug indication approved by a regulatory authority in the United States or another country. In addition, we must pay Aposense one-time sales milestone payments based on the achievement during a calendar year of one or more thresholds for annual sales for products made and pay royalties based on annual licensing sales. We are also required to split any milestone payments we receive with Aposense based on any sub-license agreement we may enter into.

We are required to use commercially reasonable efforts, at our sole cost and expense, to research, develop and commercialize products in one or more countries, including meeting specific diligence milestones that consist of (i) submitting an IND for a drug indication within 30 months following the satisfaction of the license conditions above; (ii) dosing of a first patient with a product within 42 months following the satisfaction of the license conditions above; (iii) dosing of a first patient with a product in a pivotal clinical trial within 72 months following the satisfaction of the license conditions above and (iv) an NDA submission within 120 months following the satisfaction of the license conditions above. Either party may terminate the Aposense Agreement in the event of a material breach of the license agreement that has not been cured following written notice and a 90-day opportunity to cure such breach (which is shortened to 15 days for a payment breach).